UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 22, 2016

Piedmont Natural Gas Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4720 Piedmont Row Drive, Charlotte, North Carolina		28210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	704-364-3120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Piedmont Natural Gas Company, Inc. (Piedmont) anticipates that, following the consummation of the previously disclosed acquisition of Piedmont by Duke Energy Corporation (the Acquisition), and after the end of Piedmont’s 2016 fiscal year on October 31, 2016, Piedmont will change its fiscal year to end December 31.

Also in anticipation of the Acquisition, Piedmont has determined to suspend new investments in its dividend reinvestment and stock purchase plan (DRIP) and in its Employee Stock Purchase Plan (ESPP), in each case effective July 31, 2016. The ESPP and DRIP will be terminated at or prior to the effective date of the Acquisition.

Duke Energy and Piedmont seek to complete the transaction, subject to North Carolina Utilities Commission approval, by the end of 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.

July 22, 2016	By:	Karl W. Newlin

Name: Karl W. Newlin
Title: Senior Vice President and Chief Financial Officer